Exhibit 3


                                    [FRONT]


NUMBER                                                               SHARES

DN                                                              ----------------
----------------

                                     DWANGO
                               NORTH AMERICA CORP.
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                         COMMON STOCK                          CUSIP 267405 10 8

THIS CERTIFIES THAT:


                                    SPECIMEN


IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON  STOCK OF $.001 PAR VALUE
                       EACH OF DWANGO NORTH AMERICA CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subjected to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                                  COUNTERSIGNED: INTERWEST
                                                          TRANSFER COMPANY, INC.
                                                            SALT LAKE CITY, UTAH
                                                    TRANSFER AGENT AND REGISTRAR



                                     [SEAL]



                                                    By:
/s/ Jacques Faust                                   /s/ Robert E. Huntley
                                                              AUTHORIZED OFFICER

                                                    CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL  OFFICER

                                     [BACK]


         THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM- AS TENANTS IN COMMON                 UNIF GIFT MIN ACT-   CUSTODIAN
TEN ENT- AS TENANTS BY THE ENTIRETIES                           ----------------
JT TEN- AS JOINT TENANTS WITH RIGHTS OF                           (CUST) (MINOR)
        SURVIVORSHIP AND NOT AS TENANTS            UNDER UNIFORM GIFTS TO MINORS
        IN COMMON
                                                                    ACT
                                                                        --------
                                                                         (STATE)


     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


     FOR VALUE RECEIVED,_____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
[                     ]



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------SHARES

OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
------------------------------------------------------------------------ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



Dated
      ----------


                                 -----------------------------------------------
                                 NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATSOEVER.



THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GURANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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